UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2026

Tigo Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40710	83-3583873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

983 University Avenue, Suite B, Los Gatos, California	95032
(Address of principal executive offices)	(Zip Code)

(408) 402-0802

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TYGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2026, Tigo Energy, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Offering”), an aggregate of 5,000,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $3.00 per share (the “Shares”), for gross proceeds from the Offering of $15 million, before deducting placement agent fee and estimated offering expenses.

The Shares are offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-282013) that was filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2024 and declared effective on September 17, 2024. A prospectus supplement and accompanying base prospectus describing the terms of the Offering has been filed with the SEC.

The closing of the Offering is expected to take place on February 26, 2026, subject to customary closing conditions. The Company intends to use the net proceeds from the Offering for general corporate and working capital purposes.

Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its Common Stock during the 30-day period following the closing of the Offering. In addition, the Company has agreed not to effect or enter into an agreement to effect any issuance of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) involving a Variable Rate Transaction (as defined in the Purchase Agreement) for six months after the closing date of the Offering. Each of the Company’s directors and officers agreed to enter into a lock-up agreement pursuant to which each have agreed, subject to certain exceptions set forth therein, not to dispose of or hedge any shares of common stock of the Company or securities convertible into or exchangeable for shares of common stock during the period from the date of such lock-up agreement until 30 days after the Closing Date (as defined in the Purchase Agreement).

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties.

Craig-Hallum Capital Group LLC (“Craig-Hallum”) served as placement agent for the offering. As compensation for such placement agent services, the Company has agreed to pay Craig-Hallum an aggregate cash fee equal to 4.5% of the gross proceeds received by the Company from the Offering and the reimbursement of up to $75,000 of legal and other expenses as actually incurred.

The foregoing summary of the form of Purchase Agreement does not purport to be complete and are subject to, and qualified in its entirety by, the full text of the Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

This Current Report does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the legal opinion and consent of White & Case LLP relating to the validity of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

Item 8.01 Other Events.

On February 24, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of such press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” relating to the business of the Company and its subsidiaries, including statements regarding the timing and completion of the Offering. All statements, other than statements of historical fact, included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “intends,” “expects,” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024 (Annual Report) and any subsequently filed quarterly reports on Form 10-Q and any Current Reports on Form 8-K. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. If any material risk was to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline and you could lose part or all of your investment. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of White & Case LLP.
10.1#	Form of Securities Purchase Agreement, dated February 24, 2026, by and among Tigo Energy, Inc. and the purchasers thereto.
23.1	Consent of White & Case LLP (included in Exhibit 5.1).
99.1	Press Release of the Company, February 24, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Annexes, schedules and exhibits to this Exhibit omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2026

TIGO ENERGY, INC.

By:	/s/ Bill Roeschlein
Name:	Bill Roeschlein
Title:	Chief Financial Officer

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